UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[ ]  Preliminary  Proxy Statement       [_]  Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          TREASURY INTERNATIONAL, INC.
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         (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if Other Than the  Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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To our Stockholders:

      I am pleased to report to you that, subject to your approval, your Board of Directors has approved an amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Company common stock in order to provide sufficient additional shares for the issuance of all options and other outstanding convertible securities of Treasury International, Inc.

      The Board of Directors unanimously recommends that stockholders approve the proposed amendment, which is more fully described in the accompanying materials. Toward that end, the Board asks that you complete, sign and return the enclosed consent form by July 20, 1998.

      Your consent is important, since approval of the amendment requires the execution of written consents of behalf of the holders of a majority of the outstanding shares of common stock. As a result, if you do not return a properly completed and signed consent, you will effectively be voting against the amendment.

      The consent that the Board of Directors is soliciting will allow the Company to proceed with the proposed amendment of the Certificate of
Incorporation   without  the  necessity  of  convening  a  special   meeting  of
stockholders. We anticipate that the amendment will be completed immediately after your approval, as further described in the enclosed document.

      Please take a moment to review the materials and to complete, sign and return your consent.

                     Very truly yours,



                     James Hal
                     Chairman of the Board, President
                           and Chief Executive Officer



July 8, 1998

                              CONSENT SOLICITATION

      This consent solicitation contains important information relating to a proposed amendment to the Certificate of Incorporation of Treasury International, Inc. to increase its authorized common stock from 50,000,000 to 100,000,000 shares. The Board of Directors is recommending approval of the amendment to permit the issuance of the Company's common stock upon the exercise of all outstanding options and the conversion of the Company's debentures into common stock.

      The following pages include information on:

o  the proposed  amendment to the Certificate of  Incorporation
   (questions 1 to 3);

o procedures for the consent solicitation (questions 4 to 10); and

o current stock ownership and other matters relating to the Company (questions 11 and 12).

      This consent solicitation was first mailed to stockholders on or about July 8, 1998. Stockholders are requested to return their consent forms by July 20, 1998.



                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION


1.  WHAT  IS  THE  PROPOSED  AMENDMENT  TO THE  CERTIFICATE  OF INCORPORATION?

      The Company's Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of common stock, par value $0.0001 per share. The proposed amendment will increase the total number of authorized shares of common stock to 100,000,000 shares.

      The amendment will modify the first paragraph of Article FOURTH of the Certificate of Incorporation to read as follows:

           The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 shares of common stock, par value $0.0001 per share ("Common Stock").

      Each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. The new shares, like the currently authorized shares, will not have preemptive rights. The amendment will not change the par value of the common stock.


2.  WHY IS THE AMENDMENT NECESSARY?

      An increase in the amount of common stock authorized by the Certificate of Incorporation is necessary to permit the Company to issue shares of common stock upon the exercise of all outstanding options to purchase common stock and upon conversion of the Company's outstanding debentures into common stock, since the Company does not currently have enough authorized but unissued shares to accomplish this. As of June 26, 1998, a total of 40,536,927 shares of common stock had been issued, leaving a total of 9,463,073 authorized shares available for future issuance. There are currently options to purchase 12,597,500 shares of common stock outstanding and the Company's debentures are convertible in 33,670,000 shares of common stock based upon the current market price of $.12 per share. Accordingly, since the exercise of all options and the conversion of all debentures would result in the Company having 86,804,427 outstanding shares, additional authorization is needed.

      The Board of Directors has determined that the number of authorized shares of common stock should be increased from 50,000,000 to 100,000,000. This will ensure that the Company continues to have available for future issuance sufficient authorized but unissued shares of capital stock to meet its future financing needs.


3.  HOW WILL THE ADDITIONAL AUTHORIZED COMMON STOCK BE USED?

      Assuming the exercise of all outstanding options and the conversion of all outstanding debentures into common stock, the Company will have approximately 6,804,427 shares of common stock outstanding, leaving approximately 13,195,573 shares available for future issuance for valid corporate purposes such as acquisitions, financings, incentive compensation and further stock dividends. The newly authorized common stock will be available for issuance without further action by stockholders except as required by law or stock exchange requirements. Current stockholders do not have preemptive rights, which means they do not have the right to purchase any new issuance of common stock in order to maintain their proportionate interests in the Company.

      The Company has no current plan or commitment to issue shares of stock for purposes other than those discussed above. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company, by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in opposing a takeover bid or a solicitation in opposition to management. The Company is not currently aware of any effort to obtain control of the Company, and has no plans to use the new shares for purposes of discouraging any such effort.

                            THE CONSENT SOLICITATION


4.  WHO IS BEING ASKED TO APPROVE THE AMENDMENT?

      Only stockholders of record at the close of business on June 26, 1998 are entitled to execute and deliver consents with respect to the proposed amendment. On that date, there were 40,536,927 shares of Company common stock outstanding and entitled to consent with respect to the amendment. Each share is entitled to one consent.


5.  WHAT LEVEL OF APPROVAL IS REQUIRED FOR THE AMENDMENT?

      Approval of the amendment will require the execution and delivery to the Company of written consents on behalf of the holders of an absolute majority of the issued and outstanding shares of the Company's common stock.


6.  HOW DO I CONSENT TO THE AMENDMENT?

      You may consent to the proposed amendment with respect to your shares by completing and signing the enclosed consent form and returning it to the Company on or before the final consent date (as described under question 7 below).

      If your shares are held in "street name," your broker or nominee may authorize consent on your behalf if you do not direct your broker or nominee not to do so.

      IMPORTANT NOTE: Failing to return your consent or abstaining from the vote has the same impact as disapproving the amendment, since approval of the amendment requires written consent on behalf of the holders of an absolute majority of the common stock outstanding and entitled to vote, rather than simply a majority of those who actually execute and deliver consents.


7.  WHAT IS THE DEADLINE FOR DELIVERING MY CONSENT?

      The Board of Directors has set July 20, 1998 as the targeted final date for receipt of consents. If the Company has received consents on behalf of the holders of a majority of the Company's common stock by that date, the consent solicitation will expire, and the Company will proceed with the amendment of the Certificate of Incorporation.

      The Board of Directors has reserved the right to extend the final date for receipt of consents beyond July 20, 1998 in the event that the requisite majority approval has not been obtained by that date. Any such extension may be made without notice to individual stockholders.

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8.  IS MY CONSENT IRREVOCABLE?

      No. Even after you have submitted your consent form, you may file with the Secretary of the Company a notice of revocation or a subsequently dated consent form at any time before the final consent date.


9.  WHAT IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

      The Board of Directors has unanimously approved the amendment of the Certificate of Incorporation and believes that the amendment is in the best interest of the Company and its stockholders. Accordingly, the Board unanimously recommends that stockholders consent to the amendment.


10.  HOW ARE THE COSTS OF THIS SOLICITATION BEING BORNE?

      The expenses of preparing, printing and mailing these consent solicitation materials are being borne by the Company. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

                             ADDITIONAL INFORMATION


11.  STOCK OWNERSHIP

      The following table gives information about the ownership of Company common stock as of June 26, 1998 by the directors, the chief executive officer, the four most highly compensated other executive officers, each person known to own more than 5% of the Company's common stock and the executive officers and directors as a group.


    Name and Address        Beneficial       Current Percent of
                       Ownership of Common        Class (1)
                              Stock
  ----------------------------------------------------------------
  James Hal               10,000,006              24.69%
  1183 Finch Avenue West
  North York, Ontario,
  Canada  M3J 2G2

  Howard Halpern           6,000,000              14.80%
  160 Theodore Place
  Thorn Hill, Ontario
  Canada L4J 8E3

  Halpern Family           4,000,006              9.87%
  Trust
  650 Briar Hill Avenue
  Suite 301
  Toronto, Ontario
  Canada M5N 1N3

  Mark Halioua (2)          20,700                  *
  147 Beverly Glen Blvd.
  Thornhill, Ontario
  Canada L4J 4Y2

  Robert Abourmad (3)       20,300                  *
  87 Bayhampton Crescent
  Thornhill, Ontario
  Canada L4J 4Y2

  ----------------------------------------------------------------
  All directors,          23,041,012              76.8%
  executive officers
  and 5% owners, as a
  group:

------------------------------------------

* Less than one percent.

(1) Computed on the basis of 40,536,927 shares of Common Stock and, with respect to those persons holding options to purchase Common Stock exerciseable within 60 days, the number of shares of Common Stock that are issuable upon the exercise thereof.

(2) Includes options to purchase 20,000 shares of Common Stock exerciseable within 60 days and 300 shares of Common Stock owned by his wife.

(3) Includes options to purchase 20,000 shares of Common Stock exerciseable within 60 days.


12.  HOW CAN I OBTAIN MORE INFORMATION ABOUT THE COMPANY?

      The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by the Company at the SEC's public reference rooms in Washington, D.C., New York City, and Chicago, Illinois. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's web site at http://www.sec.gov. You may also request a copy of the Company's financial reports filed with the SEC by contacting the Company's Corporate Secretary, c/o Treasury International, Inc., 1183 Finch Avenue West, North York, Ontario, Canada, M3J2G2.

                     By order of the Board of Directors,



                     Marie Halpern
                     Corporate Secretary

July 6, 1998

                                  CONSENT CARD
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            --------------------------------------------------------

TO VOTE: Check the appropriate box below in blue or black ink. Mark, sign and date this consent card and return it in the postage-paid envelope we have provided to Treasury International, Inc., 1183 Finch Avenue West, North York, Ontario, Canada M3J2G2.

IMPORTANT  NOTE:  You must sign,  date and  return the  Consent
Card in the enclosed envelope.

The Board of Directors unanimously recommends giving consent to this amendment.

                              Thank you for voting.
             -------------------------------------------------------




      The undersigned hereby takes the following action with respect to all of the shares of common stock of TREASURY INTERNATIONAL, INC. that the undersigned is entitled to vote:


CONSENTS   DOES NOT   ABSTAINS
           CONSENT
                                To   the   amendment   of   the
   [_]        [_]        [_]    Certificate  of   Incorporation
                                of   Treasury    International,
                                Inc.    to     increase     the
                                authorized   number  of  common
                                stock to 100,000,000 shares.

Marking the box "CONSENTS" constitutes your written consent to the amendment. However, if no box is marked, your signature below will evidence your written consent to the amendment as recommended by the Board of Directors.
------------------------------------------------------------------------


Signature:_____________________ Date:___________

Signature:_____________________ Date:___________


IMPORTANT  NOTE:  Please sign exactly as name  appears  hereon.
Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.